Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 15, 2015 by and among Red Lion Hotels Corporation, a Washington corporation (the “Company”), and HNA RLH Investments LLC (the “Holder”, and along with any member of the Holder Group who comes to Beneficially Own Restricted Securities, the “Holders”), a Delaware limited liability company that is a wholly-owned, indirect subsidiary of HNA Group Co., Limited (“HNA Parent”). Capitalized terms used but not otherwise defined herein are defined in Section 1 hereof.
R E C I T A L S:
WHEREAS the Holder proposes to acquire Common Stock (as defined below) from Columbia Pacific Opportunity Fund, L.P., a Washington limited partnership (“Seller”), pursuant to, and upon the terms set forth in, a Stock Purchase Agreement between the Holder and the Seller;
WHERAS the Holder has transferred the rights to acquire, vote and dispose of its investment in the Common Stock to HNA Investment Management LLC (the “Manager”), a company formed to manage the investments of HNA Parent in U.S. public companies, but has retained all of the economic interest therein; and
WHEREAS the Holder has agreed with the Company that the Holder and their Affiliates will limit their purchases of Common Stock pursuant to, and upon the terms set forth in, that certain Investor Agreement, dated as of the date hereof, between the Holder and the Company;
NOW, THEREFORE, in accordance with the foregoing, and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows.
Section 1. Definitions.“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.
“Agreement” has the meaning specified in the first paragraph hereof.
“Average Closing Price” means, as of any date, the volume weighted average of the closing prices for the Common Stock on the New York Stock Exchange for the most recent 10 trading days.
“Beneficial Ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 promulgated under the Exchange Act.
“Blackout Period” means any period during which the Company believes, after consultation with counsel, that a registration statement, any related prospectus, or any document incorporated by reference therein may contain an untrue statement of material fact or omits any fact necessary to make the statements therein not misleading, in each case that relates to a proposal or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction; provided, that (i) the Company shall provide written notice to the Holders of the commencement of any Blackout Period and (ii) that the duration of all Blackout Periods in any 12-month period shall not exceed 90 days.
“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.
“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company and any such security into which such Common Stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise.
“Company” has the meaning specified in the first paragraph hereof.
“control” (including the terms “controlling,” “controlled by” and “under common control with”) means, unless otherwise noted, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise.
“Counsel to the Holders” means one counsel selected from time to time by the Holders.
“Demand Notice” has the meaning specified in Section 2(a).
“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.
“fully diluted basis” means, in relation to the total issued and outstanding shares of Common Stock as of any date, the sum of (i) the total number of shares of Common Stock that are issued and outstanding as of such time and (ii) the number of shares of Common Stock that are issuable by the Company upon the exercise or conversion of all rights, options, warrants and convertible securities outstanding as of such time (irrespective of whether such rights, options, warrants or convertible securities are vested, exercisable or “in the money” as of such time).
“HNA Parent” has the meaning specified in the first paragraph hereof.
“Holder” has the meaning specified in the first paragraph hereof.
“Holder Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of the relevant Holder or used or referred to by such Holder in connection with the offering of Registrable Securities.
“Holder Group” means HNA Parent (or any successor entity) and each Person that it controls.
“Lock-Up Period” has the meaning specified in Section 4(a).
“Losses” has the meaning specified in Section 7(d).
“Manager” has the meaning specified in the first paragraph hereof.
“NASDAQ” means the The NASDAQ Stock Market.
“Other Holders” has the meaning specified in Section 3(a).
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity.
“Piggyback Offering” has the meaning specified in Section 3(a).
“Prospectus” means the prospectus used in connection with a Registration Statement.
“Registrable Securities” means at any time any shares of Common Stock held on or after the date hereof by any member of the Holder Group, including, without limitation, any Common Stock acquired pursuant to the Stock Purchase Agreement, any Common Stock acquired after the date hereof and any securities paid, issued or distributed in respect of any such Common Stock by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (w) the date on which such securities are disposed of pursuant to an effective registration statement under the Securities Act; (x) the date on which such securities are disposed of pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act; (y) at any time that the Holder Group Beneficially Owns Registrable Securities representing less than 5% of the then outstanding Common Stock on a fully diluted basis and each Holder is permitted sell such Registrable Securities under Rule 144

(b)(1); and (z) the date on which the Person holding such securities ceases to be a member of the Holder Group. For the purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitation upon the exercise of such right), whether or not such acquisition has been effected.
“Registration Expenses” means all expenses of the Company arising from or directly related to the registration of Registrable Securities in compliance with this Agreement, including, without limitation, (i) SEC, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on the New York Stock Exchange, NASDAQ (or any other national securities exchange) or the quotation of Registrable Securities on any inter-dealer quotation system, and (vi) the fees and expenses incurred in connection with any road show for underwritten offerings.
“Registration Statement” means any registration statement filed hereunder or in connection with a Piggyback Offering.
“SEC” means the United States Securities and Exchange Commission or any successor governmental agency.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Selling Expenses” means (i) the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Holders and legal expenses not included within the definition of Registration Expenses and (ii) reasonable fees, charges and disbursements of Counsel to the Holders, including, for the avoidance of doubt, any expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus hereunder.
“Shelf Registration Statement” means a registration statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).
“Shelf Takedown” has the meaning specified in Section 2(b).
Section 2.    Demand Registrations.

(a)    Subject to the conditions of this Section 2, any member of the Holder Group may send to the Company a written request on behalf of all Holders (a “Demand Notice”) that the Company file a registration statement (including, if the Company is so eligible, a demand to file a Shelf Registration Statement) under the Securities Act, which request shall specify the intended method of distribution of the Common Stock. Upon receipt of a Demand Notice, the Company shall then use its reasonable best efforts to file, as expeditiously as reasonably possible, a registration statement in respect of the requested distribution that includes all Registrable Securities the Holders request to be registered and will use reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as promptly thereafter as is reasonably possible.
(b)    Subject to the conditions of this Section 2, any member of the Holder Group may, at any time and from time to time after a Shelf Registration Statement in respect of Registrable Securities has been declared effective, send to the Company a written request on behalf of all Holders (a “Takedown Notice”) to sell in an underwritten offering (including an “at-the-market offering” or a “registered direct offering”) all or a portion of the Registrable Securities that are included in the Shelf Registration Statement (a “Shelf Takedown”). The Company shall then use its reasonable best efforts to cooperate with the Holders and the underwriter(s) to effect the Shelf Takedown, including taking the actions contemplated by Section 2(c) and Section 5.
(c)    If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in its written notice to Holders referred to in Section 2(a) or Section 2(b), as applicable, and shall use their reasonable best efforts to cooperate with the Holders and the underwriters selected by the Holders in effecting that offering, including taking the actions contemplated by this Section 2(c) and Section 5. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with an underwriter or underwriters of nationally recognized standing selected for such underwriting by the Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2, if the managing underwriter(s) advise the Company that the number of shares of Common Stock sought to be offered exceeds the number that can be sold into the market without adversely affecting the offering (including with regard to price), then the number of shares of Common Stock to be included in such underwriting shall be reduced to an amount deemed satisfactory by such managing underwriter(s), and the Company shall include in such registration shares of Common Stock in the following priority: (i) first, the shares of Holders participating in the requested registration, (ii) second, any shares to be sold by the Company and (iii) third, any shares to be sold by any other stockholder exercising piggyback registration rights with respect to such Shares.
(d)    The Company shall not be required to effect a registration or a Shelf Takedown pursuant to this Section 2:

(i)    prior to the earlier of (A) one year following the date of this agreement or (B) the first date on which the Average Closing Price either exceeds $10.50 per share or is less than $3.00 per share;
(ii)    during any Blackout Period; provided, that the Company provides the Holders with written notice of such Blackout Period;
(iii)    if the expected price to the public in the registration or Shelf Takedown is less than $10 million;
(iv)    within three months after the effectiveness of an earlier demand registration or piggy-back registration or “pricing” of any Shelf Takedown, in each case that was an Effective Registration; or
(v)    if within three business days of receipt of a Demand Notice or a Takedown Notice, the Company gives written notice to the Holders of the Company’s intention to effect a Piggyback Registration within the next succeeding 30 days.
Section 3.    Piggyback Offerings.
(a)    Right to Piggyback. Whenever the Company proposes to offer any of its Common Stock (a “Piggyback Offering”) pursuant to a registration statement in any underwritten offering of Common Stock (including an “at-the-market offering” or a “registered direct offering”) whether for its own account or for the account of holders of the Company’s securities (other than the Holders) (“Other Holders”), the Company shall send prompt written notice to the Holders of its intention to effect such Piggyback Offering. In the case of a Piggyback Offering that is an underwritten offering under a Shelf Registration Statement, such notice shall be sent not less than six Business Days prior to the expected date of commencement of marketing efforts for such Piggyback Offering. In the case of a Piggyback Offering that is an underwritten offering under a registration statement that is not a Shelf Registration Statement, such notice shall be given not less than ten Business Days prior to the expected date of filing of such registration statement. The Company shall, subject to the provisions of Sections 3(b) and (c) below, include in such Piggyback Offering, as applicable, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within seven Business Days (or, in the case of a Shelf Registration Statement, three Business Days) after sending the Company’s notice and shall file any registration statement amendment or prospectus supplement necessary to include such Registrable Securities. Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Piggyback Offering upon written notice to the Holders.
(b)    Priority on Primary Piggyback Offerings. If a Piggyback Offering is an underwritten primary registration on behalf of the Company, and the managing underwriter(s) advise the Company that the number of shares of Common Stock sought to be offered exceeds the number that can be sold into the market without adversely affecting the offering (including with regard to price), then the number of shares of Common Stock to be included in such underwriting shall be reduced to an amount deemed satisfactory by such managing underwriter

(s), and the Company shall include in such registration shares of Common Stock in the following priority: (i) first, the securities the Company proposes to sell, (ii) second, other securities requested to be included in such Piggyback Offering by Other Holders with priority piggyback rights, and (iii) third, the Registrable Securities the Holders request to include in such Piggyback Offering pro rata with other securities requested to be included in such Piggyback Offering.
If, as a result of the proration provisions of this Section 3(b), the Holders are not entitled to include all Registrable Securities in a Piggyback Offering that the Holders have requested be included, the Holders may elect to withdraw their request to include Registrable Securities in such Piggyback Offering or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the execution of the underwriting agreement and (B) such withdrawal shall be irrevocable and, after making such withdrawal, the Holders shall no longer have any right to include Registrable Securities in the Piggyback Offering as to which such withdrawal was made.
(c)    Priority on Secondary Piggyback Offerings. If a Piggyback Offering is an underwritten secondary registration on behalf of Other Holders, and the managing underwriter(s) advise the Company that the number of shares of Common Stock sought to be offered exceeds the number that can be sold into the market without adversely affecting the offering (including with regard to price), then the number of shares of Common Stock to be included in such underwriting shall be reduced to an amount deemed satisfactory by such managing underwriter(s), and the Company shall include in such registration shares of Common Stock in the following priority: (i) first, the securities requested to be included therein by the Other Holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such Piggyback Offering by the Holders, and (iii) third, other securities requested to be included in such registration.
If, as a result of the proration provisions of this Section 3(c), the Holders are not entitled to include all Registrable Securities in a Piggyback Offering that the Holders have requested be included, the Holders may elect to withdraw their request to include Registrable Securities in such Piggyback Offering or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the execution of the underwriting agreement and (B) such withdrawal shall be irrevocable and, after making such withdrawal, the Holders shall no longer have any right to include Registrable Securities in the Piggyback Offering as to which such withdrawal was made.
(d)    Selection of Underwriters. If any Piggyback Offering is an underwritten primary registration on behalf of the Company, the Company will have the sole right to select the investment banker(s) and manager(s) for the offering. If any Piggyback Offering is an underwritten secondary registration on behalf of Other Holders, the Company or the Other Holders, in accordance with any agreement governing such registration, will have the sole right to select the investment banker(s) and manager(s) for the offering.
Section 4.    Holdback Agreements.

(a)    Holders of Registrable Securities. In connection with any Shelf Takedown or other underwritten public offering of equity securities by the Company (a “Company Underwritten Offering”), if requested by the managing underwriter for such offering, each Holder who Beneficially Owns 5% or more of the outstanding shares of Common Stock on a fully diluted basis and any other Holder participating in such offering agrees to enter into a lock-up agreement containing customary restrictions on transfers of equity securities of the Company (except with respect to such securities as are proposed to be offered pursuant to the Shelf Takedown or underwritten public equity offering), or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Company, during the seven days prior to and the 90-day period beginning on the date of pricing of such Shelf Takedown or underwritten public equity offering (subject to extension in connection with any earnings release or other release of material information pursuant to FINRA Rule 2711(f) to the extent applicable) (the “Lock-Up Period”); provided, that the Holders shall not be subject to the provisions hereof unless the Company’s directors, officers, holders who Beneficially Own 5% or more of the outstanding shares of Common Stock on a fully diluted basis and any other holders participating in such offering shall have signed lock-up agreements containing substantially similar terms with the managing underwriter and if any such person shall be subject to a shorter lock-up period, receives more advantageous terms relating to the Lock-Up Period or receives a waiver of its lock-up period from the Company or an underwriter, then the Lock-Up Period shall be such shorter period, on such more advantageous terms and shall receive the benefit of that waiver; provided, further, that nothing herein will prevent any transfers from one Person to another Person within the Holder group, so long as no member of the Holder Group would be required to disclose such transfer to the SEC prior to the end of the Lock-Up Period. If requested by the managing underwriter, each Holder agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect. The provisions of this Section 4(a) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.
(b)    The Company. In connection with any Shelf Takedown, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8 or Form S-4 under the Securities Act), during the seven days prior to and the 90-day period beginning on the date of pricing of such Shelf Takedown (subject to extension in connection with any earnings release or other release of material information pursuant to FINRA Rule 2711(f) to the extent applicable).

Section 5.    Company Undertakings. Whenever Registrable Securities are registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible, andbefore filing a Registration Statement or Prospectus, any amendments or supplements thereto or any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act, furnish to Counsel to the Holders copies of all such documents, other than documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by the Holders and provide a reasonable opportunity for review and comment on such documents by Counsel to the Holders;
(a)    notify the Holders of the effectiveness of each Registration Statement and prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and (i) in the case of a registration statement that is not a Shelf Registration Statement, keep such registration effective for a period ending on the earlier of the date that is 120 days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto and (ii) in the case of a Shelf Registration Statement, keep such registration effective until such time for so long as any Registrable Securities remain unsold under such Shelf Registration Statement;
(b)    refrain from naming any Holder as an underwriter in a registration statement, without first obtaining such Holder’s written consent;
(c)    furnish to the Holders, and the managing underwriters (if any), such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act)), all exhibits and other documents filed therewith and such other documents as the Holders or such managing underwriters (if any) may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by the Holders, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental authority relating to such offer;
(d)    use its reasonable best efforts (i) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, (ii) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (iii) to do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)    notify the Holders, Counsel to the Holders and the managing underwriters (if any) (i) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (A) upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements in the Registration Statement or the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of any such seller and subject to Section 2(e)(ii) hereof, the Company shall promptly prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to the Holders, Counsel to the Holders and the managing underwriters (if any) and file such supplement or amendment with the SEC so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (B) as soon as the Company becomes aware of any request by the SEC or any Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (C) as soon as the Company becomes aware of the issuance or threatened issuance by the SEC of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (ii) when each Registration Statement or any amendment thereto has been filed with the SEC and when each Registration Statement or the related Prospectus or Free Writing Prospectus or any Prospectus supplement or any post-effective amendment thereto has become effective;
(f)    shall comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 90 days after the end of such 12-month period described hereafter), an earnings statement, which need not be audited, covering the period of at least 12 consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
(g)    provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement;
(h)    enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take such other actions as may be reasonably requested by the Holders or the managing underwriter, if any, to expedite the offer for sale or disposition of the Registrable Securities;
(i)    (A) subject to each Holder to whom the comfort letter is addressed providing a customary representation letter to the independent registered public accounting firm of the Company in form and substance reasonably satisfactory to such accountants, use its reasonable best efforts to obtain customary “comfort” letters from such accountants (to the extent deliverable in accordance with their professional standards) addressed to such Holder (to the extent consistent with Statement on Auditing Standards No. 100 of the American Institute of Certified Public Accountants) and the managing underwriter, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; (B) use its reasonable best efforts to obtain opinions of counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel in connection with underwritten offerings, addressed to each selling Holder and the managing underwriter, if any, provided, that the delivery of any “10b-5 statement” may be conditioned on the prior or concurrent delivery of a comfort letter pursuant to subsection (A) above; and (C) provide officers’ certificates and other customary closing documents customarily delivered in connection with underwritten offerings and reasonably requested by the managing underwriter, if any;
(j)    take all such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and other information meetings organized by the underwriters, if any;
(k)    upon reasonable notice and at reasonable times during normal business hours, make available for inspection and copying by the Holders, Counsel to the Holders, any underwriter participating in any disposition pursuant to a Registration Statement or Shelf Takedown, and any underwriter’s counsel, as applicable, all financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information and participate in any due diligence sessions reasonably requested by the Holders, Counsel to the Holders, underwriter or underwriter’s counsel in connection with such Registration Statement or Shelf Takedown, as applicable;
(l)    permit the Holders, Counsel to the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any other attorney, accountant or other agent retained by the Holders or any underwriter, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement and any Prospectus supplements relating to a Shelf Takedown, if applicable;
(m)    in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to (i) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (ii) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;
(n)    with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of a majority of the Holders of the Registrable Securities that are being sold pursuant to such Free Writing Prospectus, which Free Writing Prospectuses or other materials shall be subject to the review of Counsel to the Holders;
(o)    promptly notify in writing the Holders, the sales or placement agent, if any, therefor and the managing underwriters (if any) of the securities being sold, (i) when such Registration Statement or related Prospectus or Free Writing Prospectus or any Prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective and (ii) of any written comments by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto;
(p)    (i) prepare and file with the SEC such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and if applicable, file any Registration Statements pursuant to Rule 462(b) promulgated under the Securities Act; (ii) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; and (iv) provide additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the SEC or any Federal or state governmental authority;
(q)    provide officers’ certificates and other customary closing documents;
(r)    cooperate with the Holders and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with FINRA;
(s)    within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

(t)    if requested by the Holders or the managing underwriters (if any), promptly include in a Prospectus supplement or amendment such information as the Holder or managing underwriters (if any) may reasonably request, including in order to permit the intended method of distribution of such securities, and make all required filings of such Prospectus supplement or such amendment as soon as reasonably practicable after the Company has received such request;
(u)    use its reasonable best efforts to take all other actions necessary to effect the registration and sale of the Registrable Securities contemplated hereby.
Section 6.    Expenses. The Holders shall reimburse the Company for 75% of the Registration Expenses it incurs in respect of any registration, underwritten offering or Shelf Takedown under this Agreement. All Selling Expenses relating to Registrable Securities registered shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold.
Section 7.    Indemnification; Contribution.
(a)    The Company agrees to indemnify and hold harmless each Holder, the Affiliates, directors, officers, employees, members, managers and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities and expenses to which they or any of them may become subject insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any violation of the Securities Act, Exchange Act or state securities laws, or upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, in light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage, liability or expense arises (i) out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein including, without limitation, any notice and questionnaire, or (ii) out of sales of Registrable Securities made during a Blackout Period after notice is given pursuant to the definition thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)    Each Holder severally (and not jointly) agrees to indemnify and hold harmless the Company and each of its Affiliates, directors, employees, members, managers and agents and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages or liabilities to which they or any of them may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon any violation of the Securities Act, Exchange Act or state securities laws, upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in the Disclosure Package or any Holder Free Writing Prospectus, preliminary, final or summary Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 7(b) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the offering to which such Registration Statement or Prospectus relates.
(c)    Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such action and such failure results in material prejudice to the indemnifying party and forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, except as provided in the next sentence, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s rights in the prior sentence, the indemnified party shall have the right to employ its own counsel (and one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. An indemnifying party shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement or compromise unless such settlement or compromise (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d)    In the event that the indemnity provided in Section 7(a) or Section 7(b) above is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including, without limitation, legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each Person who controls any Holder, agent or underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of any such Holder, agent or underwriter shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 7(d). Notwithstanding the foregoing, the total amount to be contributed by any Holder pursuant to this Section 7(d) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the offering to which such Registration Statement or Prospectus relates.
(e)    The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section 7 hereof, and will survive the transfer of Registrable Securities.
(f)    To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Shelf Registration.
Section 8.    Participation in Underwritten Offering/Sale of Registrable Securities.
(a)    It shall be a condition precedent to the obligations of the Company to include Registrable Securities of any Holder in any Registration Statement or prospectus, as the case may be, that such Holder shall timely furnish to the Company (as a condition precedent to such Holder’s participation in such registration) its Selling Holder Information in accordance with the terms hereof. Each selling Holder shall timely provide the Company with such information as may be reasonably requested to enable the Company to prepare a supplement or post-effective amendment to any Shelf Registration or a supplement to any prospectus relating to such Shelf Registration.
(b)    No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form entered into pursuant to this Agreement and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(c)    Each Person that has securities registered on a Registration Statement filed hereunder agrees that, upon receipt of any notice contemplated in the definition of Blackout Period, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the applicable Registration Statement.
Section 9.    Private Sale and Legends. Except as provided in Section 4, the Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities or other shares of Common Stock pursuant to a private sale or other transaction which is not registered pursuant to the Securities Act. To the extent requested by a Holder, the Company shall take all reasonable steps necessary to assist and cooperate with such Holder to facilitate such sale or transfer, including delivery to the Holders of a customary opinion regarding the availability of an exemption from the Securities Act for the Holders for such sale.
(a)    At the request of a Holder, the Company shall remove from each certificate evidencing Registrable Securities any legend if the Company is reasonably satisfied (based upon an opinion of counsel or, in the case of a Holder that is not an Affiliate of the Company proposing to transfer such securities pursuant to Rule 144(b)(1) of the Securities Act, other evidence) that the securities evidenced thereby may be publicly sold without registration under the Securities Act.
Section 10.    Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder of Registrable Securities to sell securities of the Company to the public without registration, the Company covenants that it will (i) use its reasonable best efforts to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC.
Section 11.    Transfer of Registration Rights. The rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities to any transferee or assignee that is a member of the Holder Group; provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement by delivering to the Company a duly executed joinder agreement in form attached hereto as Exhibit A; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.
Section 12.    Amendment, Modification and Waivers; Further Assurances.
(a)    Amendment. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Holders.
(b)    Effect of Waiver. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.
(c)    Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.
Section 13.    Miscellaneous.
(a)    Remedies; Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for, and obtain from any such court, specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

(b)    Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not. For the avoidance of doubt, in the event any of the Holders assigns the right to dispose of the Common Stock it holds to another party, including the assignment from the Holder to the Manager, then such party shall have the right to deliver documents and instruments under this Agreement, including Demand Notices, on behalf of such Holder, and such party shall have the benefits and obligations of a Holder under this Agreement, to the extent applicable.
(c)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
(d)    Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.
(e)    Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.
(f)    Governing Law. This Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York.

(g)    Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied or sent by facsimile to the recipient, or (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company and to the Holders at the address set forth below, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.
Notices to the Company should be sent to:
Red Lion Hotels Corporation
201 W. North River Drive
Suite 100
Spokane, Washington 99201
Facsimile:    (509) 325-7324
Attention:    Thomas L. McKeirnan
with copies (which shall not constitute notice) to:
Perkins Coie LLP
1201 Third Avenue
Suite 4900
Seattle, Washington 98101
Facsimile: (206) 359-9000
Attention: Andrew Bor
Notices to the Holders shall be sent to:
c/o HNA Group North America LLC
225 Liberty Street
New York, NY 10281
Facsimile: (212) 631-9998
Attention: Enrico Marini Fichera

with copies (which shall not constitute notice) to:
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Facsimile: (212) 354-8113
Attention: Francis Zou
Holt Goddard
HNA Investment Management LLC
225 Liberty Street

New York, NY 10281
Attention: Enrico Marini Fichera
Facsimile: (212) 631-9998

If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.
(h)    Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or, thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
(i)    Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 15(i) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
(j)    Arm’s Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

(k)    Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that (i) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.
(l)    Entire Agreement. This Agreement, together with the schedules and exhibits attached hereto, and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
(m)    Attorneys’ Fees. In the event of litigation or other proceedings in connection with or related to this Agreement, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the opposing party of all reasonable expenses, including, without limitation, reasonable attorneys’ fees and expenses of investigation in connection with such litigation or proceeding.
(n)    No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.
(o)    Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 7, shall terminate with respect to the Company and such Holder as soon as such Holder no longer holds any Registrable Securities.
(p)    No Third-Party Beneficiaries or Other Right. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder or any remedies hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto; provided, however, that the Affiliates, directors, officers, employees, members, managers and agents of each indemnified party and each Person who controls any such Indemnified Party within the meaning of either the Securities Act or the Exchange Act are intended third-party beneficiaries of Section 7 and shall have the right, power, and authority to enforce the provisions thereof as though they were a party hereto.
* * *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

RED LION HOTELS CORPORATION

By:	/s/ Thomas L. McKeirnan Name: Thomas L. McKeirnan Title: Executive Vice President

HNA RLH INVESTMENTS LLC
By:     HNA Group North America LLC,
its managing member

By:	/s/ Xiao Feng Chen Name: Xiao Feng Chen Title: Manager

[Signature Page – Red Lion Registration Rights Agreement]

Exhibit 10.1

EXHIBIT A
FORM OF JOINDER AGREEMENT

Ladies and Gentlemen:
Reference is made to the Registration Rights Agreement, dated as of June [___], 2015 (as such agreement may have been or may be amended from time to time) (the “Registration Rights Agreement”), by and among Red Lion Hotel Corporation, a Washington corporation (the “Company”), each of the other parties signatory thereto and any other parties identified on the signature pages of any joinder agreements substantially similar to this joinder agreement executed and delivered pursuant to Section 11 of the Registration Rights Agreement. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.
In consideration of the transfer to the undersigned of Registrable Securities of the Company, the undersigned represents that it is a transferee of [insert name of transferor] and agrees that, as of the date written below, the undersigned shall become a party to the Registration Rights Agreement, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto.
[SIGNATURE PAGE FOLLOWS]

)

Executed as of the _______ day of __________________, _____.
TRANSFEREE: [insert name of transferee]

By:
Name:
Title:

Address:

Acknowledged and agreed by:

RED LION HOTELS CORPORATION
By:
Name:
Title: